Oncotelic Therapeutics

Innovating Today for a Healthier Tomorrow

AI-DRIVEN. CLINICALLY VALIDATED. QUANTUM-ACCELERATED.

BUILDING THE NEXT ERA OF PRECISION THERAPEUTICS

A next-generation biotech company on par – or beyond – In Silico Medicine.

Better Targets | Better Drugs | Better Outcomes | Better Tomorrow

1 JOINT VENTURE PROGRAMS – SAPU FAMILY OF COMPANIES (45% OWNED BY ONCOTELIC THERAPEUTICS)

Sapu BIOSCIENCES

Sapu Family of Companies (Joint Venture)

45% Owned by Oncotelic Therapeutics

Target IPO Valuation

$2 BILLION

Hong Kong Stock Exchange

Target IPO 2026

- San Diego GMP Manufacturing Facility
- Proprietary Deciparticle™ Nanomedicine Platform for IV Delivery
- Multiple Oncology Programs in Clinical Development

Deciparticle™ Advantages

- ✓ Superior solubility & stability
- ✓ High drug loading
- ✓ Enhanced tumor penetration
- ✓ Reduced off-target toxicity
- ✓ IV administration convenience
- ✓ GMP scalable manufacturing



SAPU003 – IV Everolimus

Phase 1b (SP-03-B101)

- Weekly IV mTOR inhibitor
- HR+/HER2- Breast Cancer (Cohort A)
- RCC, NET, TSC, HCC (Cohort B)
- Status: Dose escalation underway

SAPU006 – IV Docetaxel

Bioequivalence vs Taxotere®

- IV Docetaxel in Deciparticle™
- N=40-50 | BE Study
- Expected completion: 6-12 months

SAPU001 – IV Paclitaxel

Preclinical

- Paclitaxel Deciparticle™
- Same advantages as Cynviloq®
- Additionally: Stable & targetable

SAPU005 – IV Palbociclib

Preclinical

- Palbociclib Deciparticle™
- Next-generation CDK4/6 inhibitor
- Enhanced delivery & tolerability

OT-101 – TGF-β2 Antisense Oligonucleotide

Oncotelic Therapeutics

- Investigational antisense to TGF-β2
- Completed Phase 2 in pDAC
- **Moving on to Phase 3 in PDAC**
- 62 patients across 3 tumor types
- Strong biomarker & survival signals in PDAC
- Multiple solid tumors – Repositioning strategy
- FOLFIRINOX + OT-101 in biomarker-selected populations



Anti-Fibrosis
Anti-Metastasis
TGF-β2 Silencing
Immune Modulation

2 STRATEGIC PARTNERSHIPS & PLATFORMS

Nasal Delivery Platform – With Lunai Bio

LUNAI BIO

Oncotelic Investment: $12.5M USD in Preferred Shares

- Proprietary nasal delivery device (AL-101) ~0.1 g/actuation
- Access to multiple CNS & systemic agents
- Targets neurodegenerative diseases, pain, and CNS disorders
- Precision delivery to brain via nose-to-brain pathway



LOI Signed – Expanding Precision Neurology Pipeline

Robotics & Automation – With TechForce Robotics

TECH FORCE ROBOTICS



- Mobile robotic solutions for transport of heavy equipment in GMP facilities
- Improves safety, efficiency, and compliance
- Reduces manual handling risk and operating costs
- Scalable across manufacturing and cleanroom environments

LOI Signed – Transforming Biomanufacturing Operations

Strategic Advantages

Proprietary Platforms | GMP Manufacturing | Global Partnerships | Strong IP Portfolio | Data-Driven Execution

3 INTERNAL AI PLATFORM & PROGRAMS – ON PAR WITH IN SILICO

PDAOAI Full-Stack Drug Discovery Engine

AI Target Discovery → Clinical Validation (KM Plotter, TCGA, Real Data) → Drug Candidate Identification (AI Screening, Repurposing, De novo Design) → Quantum Computing (Docking, Simulation, Binding Energy, Optimization) → Experimental Validation (In vitro, In vivo, PK/PD, Biomarkers)

28M+ PubMed abstracts, multi-omics, and knowledge graph identify root disease drivers.	KM Plotter, TCGA & independent cohorts validate prognostic & predictive value.	AI-driven identification of best candidates with ADMET & lead optimization.	Quantum-enhanced computing accelerates accuracy and reduces discovery time.	Laboratory & animal validation with biomarkers and clinical translation.

INTERNAL PROGRAM FOCUS AREAS

mTOR Resistance Program

Targets: FOXM1 / E2F1

Overcoming resistance to mTOR inhibitors (Rapalogs)



mTOR INHIBITOR
RPTOR
RICTOR
RESISTANCE
FOXM1
E2F1

- KM Plotter & TCGA validation shows these genes stratify survival
- RPTOR expression
- RICTOR expression
- mTOR expression

Goal: Combination Therapy Solution

Autism Program (INTERNAL)

Target: NRF2



- NRF2 regulates antioxidant defense, neuroinflammation, synaptic function, and neurodevelopment.
- Internal CNS-focused program targeting NRF2 pathways implicated in ASD.

Goal: Disease-Modifying Therapies

Other Discovery Programs

- Oncology (YAP1, STAT3, MYC, TEAD4, NFE2L2 and more)
- Fibrosis & Inflammation
- Immuno-oncology
- Neurodegeneration
- Undisclosed Targets

Goal: Expand & Diversify

Our AI platform integrates biology, clinical evidence, and quantum computing to deliver breakthrough therapies faster and smarter.

WHY WE ARE DIFFERENT

AI Root Cause Target Discovery | Clinically Validated with Real Data | Quantum-Accelerated Drug Design | Integrated Platforms & Partnerships | End-to-End Execution

OUR IMPACT

Overcome Drug Resistance | Transform Patient Outcomes | Personalized Medicine | Faster, Smarter, Cheaper Discovery | New Hope for Patients with Cancer, Autism & Beyond

THE FUTURE WE ARE BUILDING

BETTER TARGETS. BETTER DRUGS. BETTER TOMORROW.

Oncotelic Therapeutics is building the next era of precision therapeutics through the power of AI, quantum computing, and clinical science.

COMPANY OVERVIEW

- Public Company: OTCQB: OTLC
- Headquarters: Agoura Hills, CA, USA
- Focus: Oncology, CNS, Fibrosis, Inflammation & Beyond
- Science. Technology. Partnerships. Precision. Purpose.

NOSE-TO-BRAIN DELIVERY PATHWAYS

Olfactory Pathway
Direct transport along olfactory neurons to the olfactory bulb and brain

Trigeminal Pathway
Transport along trigeminal nerve branches to the brainstem and CNS

Systemic Pathway
Absorption into systemic circulation with indirect brain delivery



Olfactory Bulb
Nasal Cavity
Trigeminal Nerve

ONCOTELIC NASAL DELIVERY PROGRAM

Proprietary Platform for Rapid, Non-Invasive Delivery of Peptide & Small Molecule Therapeutics to the Brain

Direct Nose-to-Brain Delivery
Bypasses the blood–brain barrier

Rapid Onset
Faster therapeutic effect compared to oral/injectable routes

Non-Invasive & Patient-Friendly
Needle-free, painless, easy to self-administer

Enhanced Bioavailability
Lower doses achieve effective CNS exposure

Stable & Scalable Formulations
Engineered for stability, long shelf-life, and commercial supply

Broad Clinical Applicability
Platform adaptable to multiple CNS and endocrine indications

OUR PURPOSE

Delivering CNS therapeutics efficiently to the brain to restore function, modulate disease, and improve patient outcomes.

CATEGORY	APOMORPHINE Dopamine Agonist	INSULIN Metabolic Neuroprotectant	CARBETOCIN Oxytocin Receptor Agonist	PARATHYROID HORMONE (PTH) Bone & Metabolic Regulator	PEPTIDE Y (PYY) Appetite & Metabolic Regulator
MECHANISM OF ACTION	Directly stimulates dopamine D1/D2 receptors, restoring dopaminergic signaling and improving motor function.	Modulates insulin signaling in the brain, supporting neuronal survival, synaptic plasticity, glucose utilization, and cognitive function.	Long-acting oxytocin analog that activates oxytocin receptors to modulate social behavior, cognition, and neural plasticity.	Stimulates PTH receptors to regulate bone turnover, calcium metabolism, and has potential neuroprotective effects.	Activates Y2 receptors to reduce appetite, modulate energy balance, and influence metabolic and neuroendocrine pathways.
PRIMARY APPLICATIONS	• Parkinson's disease • OFF episodes (rescue therapy) • Motor fluctuations • Akinesia & bradykinesia	• Alzheimer's disease • Mild cognitive impairment • CNS injury (TBI, stroke) • Neuroprotection	• Social & cognitive impairment • Prader–Willi syndrome (PWS) • Autism spectrum disorder (adjunctive) • Neurodevelopmental disorders	• Osteoporosis • Hypoparathyroidism • Bone metabolic disorders • Potential neuroprotection	• Obesity & weight management • Metabolic syndrome • Type 2 diabetes (adjunctive) • Appetite regulation
DEVELOPMENT STAGE	**Clinical – Advanced** Multiple Phase I/II studies completed in Parkinson's disease.	**Clinical – Advanced** Multiple Phase II studies completed in Alzheimer's disease/MCI.	**Clinical – Advanced** Phase II/III studies completed in Prader–Willi syndrome.	**Clinical – Mid Stage** Clinical development in osteoporosis and hypoparathyroidism.	**Clinical – Mid Stage** Clinical studies in obesity and metabolic disorders.
HUMAN CLINICAL DATA	• Rapid ON in ~5–15 min • Significant reduction in OFF time • Improved motor scores • Well-tolerated long-term	• Improved cognitive performance • Slower cognitive decline • Improved functional outcomes • Good safety profile	• Improved social behavior & cognition • Positive caregiver assessments • Statistical improvement vs. placebo • Favorable safety & tolerability	• Increased bone mineral density • Reduced fracture risk • Improved biochemical markers • Well-tolerated	• Significant weight reduction • Reduced appetite • Improved glycemic control • Favorable safety profile

A PROVEN INTRANASAL PLATFORM • MULTIPLE ADVANCED ASSETS • STRONG CLINICAL FOUNDATION • BROAD THERAPEUTIC POTENTIAL

Leveraging the power of the nose to deliver innovative therapeutics that transform the treatment of neurological, metabolic, bone, and endocrine disorders.

LNAI
CNS RESILIENCE PLATFORM

LNAI-ONCOTELIC BIODEFENSE PROGRAM

NON-INVASIVE • RAPID • BRAIN-DIRECTED • LIFE-SAVING • FUNCTION-RESTORING

A Staged, Intranasal Therapeutic Platform to Protect the Brain, Preserve Function, and Accelerate Recovery Across Biological, Chemical, and Radiological Threats

ONCOTELIC THERAPEUTICS
INNOVATION. MANUFACTURING. IMPACT.

THE NEED

Current countermeasures treat the source of exposure but do not adequately address secondary brain injury, neuroinflammation, or long-term cognitive and functional decline.

THREATS THAT DAMAGE THE BRAIN

BIOLOGICAL
- Neurotropic viruses
- Bacterial infections
- Biotoxins
- Sepsis-associated encephalopathy

CHEMICAL
- Nerve agents
- Cyanide / Carbon monoxide
- Irritants / Vesicants
- Metals / Solvents

RADIOLOGICAL
- Ionizing radiation
- Endothelial injury
- Oxidative stress
- White matter damage

COMMON CNS INJURY PATHWAYS
- ↑ Neuroinflammation
- ↑ Endothelial Stress
- ↑ Excitotoxicity
- ↑ Metabolic Failure
- ↑ Vascular Dysfunction
- ↑ Network Disruption

OUR STAGED, NOSE-TO-BRAIN SOLUTION

STAGE 1 — ACUTE STABILIZATION
Minutes – Hours

Stop the damage. Stabilize the patient.

INTRANASAL (or Standard of Care)
- GABAergic Agents (e.g., Midazolam)
- NMDA Modulators (e.g., Ketamine)
- Control seizures, reduce excitotoxicity, prevent immediate neuronal loss.

Goal: Prevent early death and limit irreversible injury

STAGE 2 — METABOLIC & NEUROPROTECTION
Hours – Days

Restore brain energy. Reduce inflammation.

INTRANASAL INSULIN
- Improves glucose utilization & ATP
- Enhances PI3K/Akt signaling
- Improves cerebral blood flow
- Activates Nrf2 antioxidant pathways

Goal: Protect neurons and vasculature; support recovery

STAGE 3 — NETWORK REPAIR
Days – Weeks

Rebuild connections. Reduce pathology.

INTRANASAL CARBETOCIN
- Modulates neuroinflammation
- Reduces amyloid & tau pathology
- Promotes synaptic plasticity
- Enhances glymphatic clearance

Goal: Repair networks and promote long-term brain health

STAGE 4 — FUNCTIONAL RECOVERY
Weeks – Months

Reactivate circuits. Restore function.

INTRANASAL APOMORPHINE
- Dopamine receptor activation
- Enhances arousal, motivation & cognitive engagement
- Improves motor & executive function

Goal: Reactivate circuits and restore measurable function

Sequential, complementary actions delivered intranasally to the brain for maximum protection and recovery.

NOSE-TO-BRAIN DELIVERY: HOW IT WORKS


Intranasal Administration
Olfactory Pathway
Through the cribriform plate to the olfactory bulb
Trigeminal Pathway
Through the trigeminal nerve branches to the brainstem
Rapid Delivery to CNS
Bypasses blood-brain barrier
Onset in minutes
Formulation droplets
Transport along neural pathways

Direct, non-invasive access to the brain.

POWERFUL SYNERGY

Each agent addresses a different dimension.
Together they are greater than the sum of their parts.

INSULIN Restores metabolism & protects neurons + **CARBETOCIN** Repairs networks & reduces pathology + **APOMORPHINE** Activates circuits & improves function

Synergistic benefit: Protection → Repair → Activation
Leading to Better Survival, Less Disability, Faster Recovery

DELIVERY ADVANTAGES
- Thermally stable formulations (refrigerated or room temperature ready)
- Metered nasal delivery devices for precise dosing
- Multi-dose capability for prolonged therapy
- Deployable in hospitals, ambulances, and field settings
- Scalable manufacturing for global readiness

APPLICATIONS
- Nerve Agent Exposure
- Viral Encephalitis & Infections
- CO / Cyanide Poisoning
- Radiation Exposure
- TBI & Other CNS Injuries

LNAI + ONCOTELIC THERAPEUTICS

STRATEGIC PARTNERSHIP FOR COMMERCIALIZATION
- ✓ Joint development & regulatory strategy
- ✓ Milestone payments tied to development & regulatory events
- ✓ Revenue sharing from commercialized products
- ✓ Manufacturing rights for clinical & commercial supply
- ✓ Aligned to deliver value for shareholders

VALUE FOR ONCOTELIC SHAREHOLDERS
- ✓ Access to high-value CNS biodefense & neurology markets
- ✓ Dual-use opportunity (civilian & defense)
- ✓ Multiple inflection points & revenue streams
- ✓ Manufacturing participation & rights
- ✓ Long-term value creation with disciplined risk management

This program is under development and not yet approved by any regulatory authority.

PDAOAI BIOTECH

AI-DRIVEN TARGET DISCOVERY. CLINICALLY VALIDATED. QUANTUM-ACCELERATED.

A next-generation biotech company on par – or beyond – In Silico Medicine.

OUR MISSION

To transform drug discovery by uniting AI, clinical validation, and quantum computing to deliver precision medicines for the world's hardest diseases.

WHY PDAOAI BIOTECH?

- AI identifies root disease drivers
- Clinically validated in independent cohorts
- Quantum computing accelerates drug design
- Focus on high unmet medical needs
- End-to-end integrated discovery engine

28M+ PUBMED ABSTRACTS & BIOMEDICAL LITERATURE INTEGRATED

1000+ DISEASES & INDICATIONS ANALYZED

AI ROOT GENE DISCOVERY SYSTEMS BIOLOGY & KNOWLEDGE GRAPH

CLINICALLY VALIDATED USING KM PLOTTER & TCGA

QUANTUM-ENHANCED DRUG DISCOVERY FASTER. SMARTER. MORE ACCURATE.

OUR PIPELINE SNAPSHOT

PROGRAM	TARGET	LEAD CANDIDATE (PLATFORM)	INDICATION	STAGE
YAP1 – Taxane Program	YAP1	SAPU (Paclitaxel)	Solid Tumors	Preclinical
mTOR Resistance Program	FOXM1 / E2F1	SAPU (Everolimus)	mTOR-Resistant Cancers	Preclinical
Autism Program (INTERNAL)	NRF2	INTERNAL (CNS Program)	Autism Spectrum Disorder (ASD)	Discovery
Other Discovery Programs	Undisclosed	Undisclosed	Multiple	Discovery

THE PDAOAI FULL-STACK DISCOVERY PLATFORM

1 AI-POWERED TARGET DISCOVERY



Integrates multi-omics, literature, pathways, and clinical data to identify root disease drivers and master regulators.

2 CLINICAL VALIDATION KM PLOTTER & TCGA



High Expression
Low Expression
Survival Probability
1.0
0.5
0.0
0
50
100
150
200
Time (Months)

Validated in independent patient cohorts for survival, prognosis, and treatment response.

3 DRUG DISCOVERY AI & STRUCTURE-BASED



AI screening, repurposing, de novo design, and ADMET prediction to generate high-quality candidates.

4 QUANTUM COMPUTING ENGINE



Quantum-accelerated docking, binding energy, molecular simulation & lead optimization.

5 CANDIDATE DEVELOPMENT



PDAOAI
CANDIDATE

Lead optimization, invitro / in vivo validation, biomarker discovery, and clinical translation.

OUR CORE PROGRAMS

1. YAP1 – TAXANE SYNERGY PROGRAM



YAP1
TAZ

YAP1 drives chemoresistance and poor prognosis.

Lead candidate: SAPU (Paclitaxel)

- ✓ Inhibits YAP1 signaling
- ✓ Sensitizes tumors to Taxane
- ✓ Overcomes resistance
- ✓ Broad cancer applicability

GOAL: CLINICAL TRIAL READINESS

2. FOXM1 / E2F1 – mTOR RESISTANCE PROGRAM



mTOR INHIBITOR
RPTOR
RICTOR
RESISTANCE
FOXM1
E2F1

FOXM1 and E2F1 drive resistance to mTOR inhibitors (RAPALOGS).

KM Plotter & TCGA validation show these genes stratify survival based on:

- RPTOR expression
- RICTOR expression
- mTOR expression

Lead candidate: SAPU (Everolimus)

- ✓ Downregulates FOXM1 & E2F1
- ✓ Restores sensitivity to mTORi
- ✓ Targets root of resistance

GOAL: COMBINATION THERAPY SOLUTION

3. AUTISM PROGRAM (INTERNAL)



TARGET: NRF2

NRF2 regulates antioxidant defense, neuroinflammation, synaptic function, and neurodevelopment.

Internal CNS-focused program targeting NRF2 pathways implicated in ASD.

GOAL: DISEASE-MODIFYING THERAPIES

WHY WE ARE ON PAR – OR BEYOND – INSILICO MEDICINE

Root Cause Target Discovery – Focus on upstream regulators, not just symptoms.

Clinical Validation Built-In – Every target validated in KM Plotter & TCGA before drug discovery.

Quantum Advantage – Hybrid quantum-classical engine for higher accuracy & faster optimization.

Proprietary Data Powerhouse – 28M+ abstracts, multi-omics, real-world data & clinical datasets.

High Unmet Need Focus – Cancer resistance, neurodevelopmental disorders & more.

End-to-End Integration – From target to clinical candidate – one unified platform.

OUR TECHNOLOGY STACK

- **NATURAL LANGUAGE PROCESSING** – 28M+ PubMed & full-text mining
- **KNOWLEDGE GRAPH & NETWORK BIOLOGY** – Root gene & pathway inference
- **MULTI-OMICS INTEGRATION** – Genomics, transcriptomics, proteomics, epigenomics, metabolomics
- **MACHINE LEARNING / DEEP LEARNING** – Target ranking, drug response prediction
- **QUANTUM COMPUTING** – Docking, simulation, optimization
- **ROBOTICS & HIGH-THROUGHPUT LABS** – Experimental validation at scale

DATA & PARTNERSHIPS

TCGA · NIH · GTEx · GEO · INTERNATIONAL CANCER GENOME CONSORTIUM · PubMed

Collaborations with leading academic institutions, hospitals, and biotech partners worldwide.

THE IMPACT

- Overcome drug resistance Extend survival
- Personalized medicine for every patient
- Faster, smarter, cheaper drug discovery
- New hope for patients with cancer, autism, and beyond

BETTER TARGETS. BETTER DRUGS. BETTER TOMORROW.

PDAOAI Biotech is building the next era of precision therapeutics.

PDAOAI BIOTECH™ · www.pdaoaibiotech.com · info@pdaoaibiotech.com

Building the future of precision medicine.

Oncotelic Management (OTCQB:OTLC)



- **Vuong Trieu PhD (CEO):** Inventor of Abraxane® and Cynviloq®, two breakthrough nanoparticle oncology therapiesFounder and CEO of multiple public biotechnology companies, including Oncotelic, Marina Biotech, and IgDraSol100+ patent applications and 39 issued U.S. patents spanning oncology and drug deliveryProven track record advancing products from discovery through commercialization, including programs acquired in transactions totaling over $5 billion



- **Amit Shah (CFO):** 25+ years of financial leadership across public and private life sciences companiesCFO and senior finance executive with expertise in capital markets, SEC reporting, and corporate governanceLeadership roles at Marina Biotech, IgDraSol, ISTA Pharmaceuticals, Spectrum Pharmaceuticals, and Caraco PharmaceuticalsChartered Accountant with extensive experience in financing, M&A, and strategic growth



- **Seymour Fein MD (CMO):** 35+ years leading clinical development and regulatory strategyContributed to FDA approval of 20+ therapeutic productsExecutive experience at Roche, Bayer, Sanofi and BaxterProven track record advancing products from clinic to commercialization



- **Anthony Maida PhD (CCO)**: 30+ years of biotechnology executive, clinical, and strategic advisory experienceAdvisor to leading biotechnology companies, venture capital firms, and life science organizationsBoard member and Audit Chair for multiple NASDAQ-listed biotechnology companiesExtensive expertise in clinical development, corporate strategy, governance, and value creation



- **Saran Saund (CBO):** Silicon Valley entrepreneur with leadership experience as Founder, CEO, and GM across startup and public technology companiesFounder of an AI consortium driving enterprise AI adoption with leading universities and technology partnersExecutive leadership at companies acquired by Marvell and QualcommFounded CyberCash (NASDAQ: CYCH), a successful public company, with extensive experience in AI commercialization and strategic partnerships

Abraxane®



FDA Approved
(Metastatic Breast Cancer, NSCLC, Pancreatic Cancer)

Cynviloq®



505(b)(2) Pathway
Pivotal Clinical Trial Completed

Financial Leadership
Driving value creation and strategic growth

Clincial & Regulatory Expertise
Proven track record of navigating complex regulatory pathways

Business Development & Commercialization
Driving partnerships and bringing innovative therapies to patients worldwide

Sapu-001
Deciparticle™ Paclitaxel



- Next-Generation Paclitaxel
- Same 505(b)(2) Pathway as Cynviloq®
- Targetable Platform

Complementary Expertise
Deep experience across discovery, development, regulatory, finance and commercialization

Proven Track Record
Built and advanced multiple blockbuster therapies to market

Focused Mission
Delivering next-generation therapies that improve patient outcomes